UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) May 6, 2005
                                                          ----------------------

                           NEW YORK HEALTH CARE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

              1-12451                              11-2636089
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      (Commission File Number)           (IRS Employer Identification No.)


1850 McDonald Avenue, Brooklyn, New York               11223
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(Address of Principal Executive Offices)            (Zip Code)

                                 (212) 679-7778
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

            On May 6, 2005 the Board of Directors of New York Healthcare, Inc (the "Company") approved the payment of a bonus (the "Bonus") to Mr. Dennis O'Donnell, the Company's Chief Executive Officer and Secretary, pursuant to the terms of his employment agreement with the Company and in consideration of his performance on behalf of the Company.

            The Bonus consists of a cash payment to Mr. O'Donnell of $90,000 and the issuance to Mr. O'Donnell of options to purchase 100,000 shares of the Company's common stock at $0.80 per share. The options vested in full on the date of grant and expire on May 6, 2015.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                NEW YORK HEALTH CARE, INC.
                                (Registrant)


                                By: /s/ Dennis M. O'Donnell
                                    --------------------------------------------
                                    Dennis M. O'Donnell, Chief Executive Officer


Date:  May 10, 2005